SCHEDULE 14A INFORMATION

                  Proxy Statement Pursant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e) (2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                                   SCIOS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     5)   Total fee paid:
          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
     3)   Filing Party:
          ----------------------------------------------------------------------
     4)   Date Filed:
          ----------------------------------------------------------------------

                                     [LOGO]


                                   Scios Inc.
                              2450 Bayshore Parkway
                         Mountain View, California 94043

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              Tuesday, May 11, 1999
                                    8:30 a.m.
                                   ----------

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Scios Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices, 2450 Bayshore Parkway, Mountain View, California 94043, at 8:30 a.m. on Tuesday, May 11, 1999, to consider and act upon the following matters:

         (1) To elect directors of the Company to serve for the ensuing year and until their successors are elected.

         (2) To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 1999.

         (3) To act upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on March 16, 1999 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        JOHN H. NEWMAN
                                        Secretary

Mountain View, California
March 31, 1999

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PRE-PAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   Scios Inc.
                              2450 Bayshore Parkway
                         Mountain View, California 94043
                                   ----------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                  May 11, 1999


General

         The enclosed proxy is solicited on behalf of the Board of Directors of Scios Inc., a Delaware corporation (the "Company" or "Scios"), for use at its Annual Meeting of Stockholders to be held at the Company's principal executive offices, 2450 Bayshore Parkway, Mountain View, California 94043, at 8:30 a.m. on Tuesday, May 11, 1999, and at any adjournment or postponement of that meeting, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The approximate mailing date for this Proxy Statement and the enclosed proxy is March 31, 1999.

         The Board of Directors has fixed the close of business on March 16, 1999 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. At that time, there were 37,770,114 shares of Common Stock issued and outstanding (net of Treasury Shares).

Voting

         Each share of Common Stock issued and outstanding on the record date is entitled to one vote. The proxy holders will vote all proxies in accordance with the instructions contained in the proxy and, if no choice is specified, the proxy holders will vote in favor of the proposals to elect directors and to ratify the selection of auditors. An automated system administered by the Company's transfer agent tabulates the votes. The presence at the Annual Meeting in person or by proxy of a majority of the shares outstanding as of the record date will constitute a quorum. Abstentions and broker non-votes are counted towards a quorum. Each matter is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes, whereas broker non-votes are not counted for any purpose in determining whether a proposal has been approved.

Revocability of Proxies

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. It also may be revoked by attending the meeting and voting in person. Attendance at the meeting will not itself revoke a proxy.

Solicitation

         The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy and any additional material which may be furnished to stockholders by the Company. Copies of solicitation material will be furnished without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. The solicitation of proxies will be made by the use of the mails and through direct communication with certain stockholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. In addition, the Company may determine to engage Corporate Investor Communications, Inc. or another proxy solicitor to solicit proxies and, if it does so, the Company will pay the standard fee for these services, which is estimated to be approximately $3,000.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         A Board of eight (8) Directors will be elected at the Annual Meeting. The term of office of each person elected as a Director will continue until the next Annual Meeting or until a successor has been elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees of the Board of Directors named below, all of whom are presently Directors of the Company. The candidates receiving a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote will be elected. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If any nominee for any reason is unable or declines to serve, the proxies will be voted for any substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. Stockholders who desire to nominate persons for election to the Board must comply with the advance notice procedures specified in the Company's Bylaws.

         The  following  is  information   regarding  the  nominees,   including
information furnished by them as to their principal occupation for the preceding five-year period, certain directorships and their ages as of March 16, 1999.

                                                        Director
         Name                                Age        Since
         ----                                ---        --------

         Samuel H. Armacost                  59         1995
         Richard B. Brewer                   47         1998
         Myron Du Bain                       75         1989
         Donald B. Rice, Ph.D.               59         1997
         Charles A. Sanders, M.D.            67         1997
         Solomon H. Snyder, M.D.             60         1992
         Burton E. Sobel, M.D.               61         1996
         Eugene L. Step                      70         1993

         Mr. Armacost was elected to the Company's Board of Directors in August 1995. In July 1998, Mr. Armacost became Chairman of the Board of Directors of SRI International. From 1990 to 1998, he was a Managing Director of Weiss, Peck & Greer, L.L.C., an investment firm. He was a Managing Director of Merrill Lynch Capital Markets from 1987 to August 1990, and was President, Director and Chief Executive Officer of BankAmerica Corporation from 1981 to 1986. Mr. Armacost is a member of the Board of Directors of Chevron Corporation and Exponent, Inc. In addition, Mr. Armacost is on the Board of Directors of the James Irvine Foundation and the Advisory Board of the California Academy of Sciences, and he is a member of The Business Council.

         Mr. Brewer is President and Chief Executive Officer of Scios Inc. He joined Scios in September 1998 and has served as a Director since that time. From early 1996 to 1998, he was with Heartport Inc. first as Executive Vice President of Operations and then, Chief Operating Officer. Prior to that, Mr. Brewer served in various capacities with Genentech, Inc. from 1984 to 1995, most recently as Senior Vice President, U.S. Sales and Marketing, Genentech Europe Ltd., and Genentech Canada, Inc. Mr. Brewer earned a B.S. from Virginia Polytechnic Institute and a M.B.A. from Northwestern University.

         Mr. Du Bain was elected a Director of Scios in June 1989. He was Chairman of the Board of Directors of SRI International from December 1985 until he retired in December 1989. From 1983 to 1985, he was President and Chief Executive Officer of Amfac, Inc., a diversified distribution company. Previously, Mr. Du Bain was Chairman, President and Chief Executive Officer of Fireman's Fund Corporation and Vice Chairman of the Board of American Express Company. He was formerly a member of the Board of Directors of Wells Fargo &
Company,  Pacific Gas and Electric Co., Pacific Telesis Group,  First Interstate

Bancorp, Potlatch Corporation, Carter Hawley Hale Stores Inc., The Chronicle Publishing Co., Transamerica Corporation and several other corporations. He was also Chairman of the Board of Directors of the James Irvine Foundation and served on numerous boards of non-profit organizations.

         Dr. Rice was elected Chairman of the Board in November 1998 and has served as a Director of Scios since August 1997. Dr. Rice is the President, Chief Executive Officer and Director of UroGenesys, Inc. Previously, he served Teledyne, Inc. as President, Chief Operating Officer and Director from 1993 to 1996, the U.S. Department of Defense as Secretary of the Air Force from 1989 to 1993, and The RAND Corporation as President and Chief Executive Officer from 1972 to 1989. He was also Assistant Director of the Office of Management and Budget, The White House. Dr. Rice is a member of the Board of Directors of Wells Fargo & Company, Vulcan Materials Company and Unocal Corporation.

         Dr. Sanders was elected a Director of Scios in September 1997. He served as Chief Executive Officer of Glaxo Inc. from 1989 to 1994, and was Chairman of the Board from 1992 to 1995. He also served on the Board of Directors of Glaxo plc. Previously, he held a number of positions at Squibb Corporation, a multinational pharmaceutical corporation, including Vice Chairman, Chief Executive Officer of the Science and Technology Group and Chairman of the Science and Technology Committee of the Board. Dr. Sanders is a member of the Board of Directors of Magainin Pharmaceuticals, Vertex
Pharmaceuticals,  Staff  Mark, Inc.,   Kendle  International, Trimeris, and
Pharmacopeia.

         Dr.  Snyder was  elected a Director  in  September  1992.  Dr.  Snyder
is  Director  of the  Department  of  Neuroscience  and Distinguished   Service
Professor of Neuroscience, Pharmacology and Molecular Sciences and Psychiatry at The Johns Hopkins University, and has been a member of the faculty there since 1966. Dr. Snyder received the Albert Lasker Award for Basic Biomedical Research and Honorary Doctor of Science degrees from Northwestern University, Georgetown University and Ben Gurion University. Dr. Snyder received the Wolfe Award in Medicine from the government of Israel for research relating to receptors. Dr. Snyder is a member of the National Academy of Sciences and a Fellow of the American Academy of Arts and Sciences. Dr. Snyder is also the author of numerous articles and several books. Dr. Snyder is a founder and a director of Guilford Pharmaceuticals Inc.

         Dr.  Sobel  was  elected  a  Director  in  February 1996.  Dr. Sobel is
Physician-in-Chief, E.L. Amidon Professor and Chair of the Department of Medicine at The University of Vermont College of Medicine. Previously, Dr. Sobel was Professor of Medicine at Barnes Hospital, Washington University and Director of its Cardiovascular Division. Dr. Sobel has been a consultant to
and   served  on   scientific  advisory  boards of several  pharmaceutical  and biotechnology companies. Dr. Sobel has been the recipient of numerous awards, including the American Heart Association's James B. Herrick Award and its Scientific Council's Distinguished Achievement Award, as well as the American College of Cardiology's Distinguished Scientist Award. Dr. Sobel has been the editor of Circulation and, since 1989, has served as editor of Coronary Artery Disease. His memberships and fellowships include the American College of Physicians, Royal Society of Medicine, American Heart Association, American College of Cardiology and Fellowship and Council membership in the American Association for the Advancement of Science.

         Mr. Step was elected a Director in February 1993. From May 1956 until he retired in December 1992, Mr. Step was employed by Eli Lilly and Company, most recently as Executive Vice President, President of the Pharmaceutical Division, where he was responsible for U.S. pharmaceutical operations and for the operations of Eli Lilly International. In addition, Mr. Step served on Eli Lilly's Board of Directors and executive committee. Mr. Step was Chairman of the Board of Directors of the Pharmaceutical Manufacturers Association and President of the International Federation of Pharmaceutical Manufacturers Associations. He is a member of the Board of Directors of Cell Genesys Inc., Guidant Corporation, Medco Research Inc., Pathogenesis Corporation and DBT Online Inc.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD

         Compensation of Directors

         General. During 1998, the Company reduced the cash compensation to non-employee Directors in the form of retainer and meeting fees and, following stockholder approval, instituted an annual stock option grant to non-employee Directors. It is the Company's belief that these changes are constructive in building director equity interests in the Company and more closely aligning the interests of the Board, management and stockholders in building long-term stockholder value.

         Fees. Directors who are not otherwise employed by the Company receive an annual retainer of $8,000 and a fee of $1,000 per day for attendance at regular meetings of the Board of Directors or committee meetings, and $500 for attendance at a telephonic meeting. Directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

         Stock Options. In May 1998, the stockholders of the Company approved an amendment of the Company's 1992 Equity Incentive Plan (the "Equity Plan") to provide that each non-employee Director shall automatically be granted, at each annual meeting where the Director is elected to the Company's Board, a supplemental stock option to purchase 10,000 shares of the Company's Common Stock. Such options are granted with exercise prices equal to the current full market price. Only non-employee Directors of the Company are eligible to receive options under the applicable provisions of the Equity Plan, and Mr. Armacost, Mr. Du Bain, Dr. Rice, Dr. Sanders, Dr. Snyder, Dr. Sobel and Mr. Step each received an automatic option grant at the time of re-election to the Board in May, 1998.

         Board of Directors. During 1998, there were 9 meetings of the Board of Directors.

         Chairman of the Board. In connection with the employment of Richard B. Brewer as the Company's President and Chief Executive Officer and at Mr. Brewer's request, the Board determined that separating the roles of Chairman of the Board and Chief Executive Officer was a constructive step for the Company at the present time. Accordingly, on November 3, 1998, Donald B. Rice was elected Chairman of the Board, a nonexecutive position, and for serving in this role the Board awarded Dr. Rice additional cash compensation of $7,500 per quarter and a supplemental stock option to purchase 15,000 shares of the Company's Common Stock at the then current market price.

         Audit Committee.  The  Audi  Committee  consists  of  four non-employee
Directors: Mr. Step (Chairman), Mr. Armacost, Dr. Sanders and Dr. Sobel. The Audit Committee met four times in 1998. Among the committee's functions are recommending engagement of the Company's independent auditors, approving services performed by such auditors, and reviewing and evaluating the Company's accounting systems and its system of internal accounting controls.

         Management Development and Compensation Committee. The Management Development and Compensation Committee consists of five non-employee Directors:
Mr. Armacost (Chairman), Mr. Du Bain, Dr. Rice, Dr. Sanders and Mr. Step. The committee met four times during 1998. Among the committee's functions are establishing the Company's compensation programs for all employees, fixing the compensation levels of executive officers of the Company, and administering and making awards under the Company's incentive programs.

         Nominating Committee. The Nominating Committee consists of four non-employee Directors: Mr. Du Bain (Chairman), Dr. Rice, Dr. Schrier and Dr. Snyder. The committee met three times in fiscal 1998. Among the committee's functions are recommending nominees to serve on the Board of Directors, recommending the size and composition of the Board, making recommendations concerning membership of Board committees and Director compensation, and consulting with the Board of Directors and management to determine criteria for nominations. The Nominating Committee will consider nominees recommended by stockholders.

         Management Succession Committee. During 1998, the Board established a Management Succession Committee to oversee the recruiting of a new Chief Executive Officer for the Company. The Committee consisted of Mr. Armacost, Mr. Du Bain, Dr. Rice and Mr. Step. It met formally as a committee four times and informally on numerous occasions as part of the search process and recruiting Mr. Brewer to the Company. The Committee was disbanded in November 1998.

         In 1998, all Directors attended at least 75% of the meetings of the Board and committees of the Board of which they were members, except Dr. Schrier who attended 58% of meetings.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

                              Beneficial Ownership

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at March 16, 1999 by (i) all persons known by the Company to be beneficial owners of more than 5% of its Common Stock, (ii) each Director, (iii) each of the executive officers named in the Summary Compensation Table included herein and (iv) all Directors and executive officers of the Company as a group.

                                              Beneficial Ownership(1)
                                      Beneficially               Approximate
Officers, Directors &                 Owned                      Percent
5% Stockholders                       Shares(2)                  of Class

Samuel H. Armacost                     50,000                        *
Richard B. Brewer                     165,000                        *
Richard L. Casey                      494,192(3)                     1%
Myron Du Bain                          64,500(3)                     *
Donald B. Rice, Ph.D.                  44,166                        *
Charles A. Sanders, M.D.               16,333                        *
Solomon H. Snyder, M.D.                33,333                        *
Burton E. Sobel, M.D.                  23,000                        *
Eugene L. Step                         33,500                        *
Elliott B. Grossbard, M.D.            245,949                        *
John H. Newman                        238,382(3)                     *
John A. Lewicki, Ph.D.                189,233                        *
Thomas L. Feldman                      80,864                        *
All officers and directors as a
  group (14 persons)                1,708,252(3)                     4%
----------

* less than 1%
(1) Unless otherwise indicated below and subject to community property laws, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

(2) For Mr. Armacost, Mr. Brewer, Mr. Casey, Mr. Du Bain, Dr. Rice, Dr. Sanders, Dr. Snyder, Dr. Sobel, Mr. Step, Dr. Grossbard, Mr. Newman, Dr. Lewicki and Mr. Feldman, and all officers and directors as a group, includes 25,000; 65,000; 453,332; 34,500; 24,166; 16,333; 13,333;
         23,000;  32,500;  239,665;  144,332;  173,332;  78,164;  and  1,322,657
         shares, respectively, issuable upon exercise of outstanding options exercisable within sixty days of March 16, 1999.

(3) With respect to Mr. Casey, includes 6,837 shares held in a trust for the benefit of Mr. Casey's children, of which Mr. Casey and his wife are trustees. With respect to Mr. Du Bain, includes 25,000 shares held in a revocable living trust for the benefit of Mr. Du Bain and his wife; Mr. Du Bain is a trustee of such trust. With respect to Mr. Newman, includes 7,000 shares held in his spouse's IRA account and 2,000 shares held for the benefit of Mr. Newman's children.

         The Company is not aware of any material proceeding to which any Director or executive officer of the Company or any associate of any such Director or executive officer is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and holders of more than ten percent (10%) of the Company's Common Stock ("10% Holders") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and 10% Holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         The Company believes that during the fiscal year ended December 31, 1998, its Directors, executive officers and 10% Holders complied with all
Section 16(a) filing requirements. In making this statement, the Company has relied upon the written representations of its Directors, executive officers and certain other reporting persons.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by the Company's Chief Executive Officers and each of its four other most highly compensated executive officers at December 31, 1998 for the fiscal years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                                                           Compensation
                                      Annual Compensation                  Awards
                                      -------------------                  ------------
Name                                                                                      Securities
and                                                                        Restricted     Underlying     All Other
Principal                                                                  Stock          Stock          Compen-
Position                      Year        Salary ($)     Bonus (1)($)      Award (2)($)   Options(#)     sation (3)($)
--------                      ----        ----------     ------------      ------------   ----------     -------------

Richard B. Brewer             1998        $103,000(4)    $  50,000         $596,875       275,000        $  3,000
  President and Chief         1997          N/A
  Executive Officer           1996          N/A

Richard L. Casey              1998        $302,852(5)    $  86,400               --       100,000        $ 53,000(6)
  Former Chairman of          1997        $400,000              --               --            --        $  3,000
  the Board  and Chief        1996        $400,000       $ 120,000               --       100,000        $  3,000
  Executive Officer

Elliott B. Grossbard, M.D.    1998        $260,000       $ 100,000               --        68,500        $  3,000
  Senior Vice President       1997        $246,064              --               --        19,000        $  3,000
  of Development              1996        $218,500       $ 105,000(7)            --         9,375        $  3,000

John H. Newman                1998        $220,000       $  50,000               --        53,500        $  3,000
  Senior Vice President,      1997        $212,500              --               --        19,000        $  3,000
  General Counsel &           1996        $185,500       $  65,000               --         9,375        $  3,000
  Secretary

John A. Lewicki, Ph.D.        1998        $222,000       $  50,000               --        50,000        $  3,000
  Vice President              1997        $222,000              --               --        12,000        $  3,000
  of Research                 1996        $215,500       $  40,000               --         6,250        $  3,000

Thomas L. Feldman             1998        $185,000       $  95,000(8)            --        38,500        $  3,000
  Vice President of           1997        $185,000       $  55,000(8)            --        16,000        $  3,000
  Commercial Development      1996        $175,300       $  70,000               --         6,250        $  3,000
---------------

(1) Except as is further described in footnote 7 below, bonus amounts represent the value of awards under the Company's Employee Incentive Plan. Awards to executive officers under this plan are determined annually by the Compensation Committee.

(2) Mr. Brewer received 100,000 shares of Common Stock valued on the grant date at $5.96875 per share upon becoming President and Chief Executive Officer (See Note 4). 50% of the shares vest on each of the first and second anniversary of his employment.
      The aggregate value of such shares on December 31, 1998 was $1,037,500.

(3) Consists of Company matching contributions under the 401(k) Profit Sharing Plan and Trust, which was established in 1986. As of December 31, 1998, the Company made matching contributions of 100% of participant contributions, up to a maximum of $3,000 per participant per plan year. Employee contributions are at all times 100% vested. The Company's contributions vest based on years of service: 0% for less than one year; 25% for one but less than two years; 50% for two but less than three years; and 100% for three or more years. Federal tax laws impose an overall limit on the amount that may be contributed by participants each year under 401(k) plans.

(4) Mr. Brewer became President and Chief Executive Officer of the Company at an annual salary of $400,000 in September 1998 upon Mr. Casey's retirement.

(5) Mr. Casey retired as an officer and director of the Company in September 1998 and is now a consultant to the Company.

(6)   Includes  $50,000  in  consulting  fees  paid  to  Mr. Casey  in 1998 (See
      Note 5).

(7) Includes forgiveness of $30,000 under a relocation loan made to Dr. Grossbard at the time he joined the Company.

(8) Mr. Feldman's bonus for 1997 and 1998 includes forgiveness of $55,000 per year under a relocation loan made to him in 1996 as part of the relocation of the Commercial Operations Division to California. See "Certain Relationships and Transactions."


                        STOCK OPTION GRANTS AND EXERCISES

      In the Company's efforts to recruit the best available talent in a competitive labor market, the Company grants stock options to provide equity incentives. The Company has granted stock options under the 1983 Incentive Stock Option Plan (expired by its terms on March 5, 1993), the 1986 Supplemental Stock Option Plan (expired by its terms on January 16, 1996), the 1989 Non-Employee Director Stock Option Plan (expired by its terms on June 30, 1994), the 1992 Equity and Incentive Plan and the 1996 Non-Officer Stock Option Plan.

      The following table provides information on stock options held by the executive officers named in the Summary Compensation Table, including information as to grants and exercises for the fiscal year ended December 31, 1998.

                                          Option Grants in Last Fiscal Year

                                                                                 Potential Realizable Value at
                                                                                 Assumed Annual Rates of Stock
Individual Grants                                                                Price Appreciation for Option Term
--------------------------------------------------------------------------       ----------------------------------

                No. of           % of Total
                Securities       Options          Exercise
                Underlying       Granted to       or Base
                Options          Employees in     Price          Expiration
Name            Granted(1)(#)    Fiscal Year      ($/Sh)         Date            0%($)        5%($)           10%($)
----            -------------    ------------     --------       ----------      -----        -----           ------

R. Brewer       275,000          22.17%           $5.97          09/09/08        0            $1,032,272      $2,615,979
R. Casey        100,000           8.06%           $9.63          12/31/00(2)     0            $  145,921      $  305,607
E. Grossbard     68,500           5.52%           $9.63          02/09/08        0            $  414,638      $1,050,774
J. Newman        53,500           4.31%           $9.63          02/09/08        0            $  323,841      $  820,678
J. Lewicki       50,000           4.03%           $9.63          02/09/08        0            $  302,656      $  766,989
T. Feldman       38,500           3.10%           $9.63          02/09/08        0            $  233,045      $  590,581
---------

(1) These options vest in monthly installments commencing on January 1, 1998 and ending on December 31, 2002. See "Compensation Committee Report" for additional information on these stock options. All grants in this table were made pursuant to the 1992 Equity Incentive Plan.

(2)  Pursuant  to  Mr.  Casey's   retirement,   his  options  vest  through  the
     termination of his consulting agreement at which time he will have 90 days to exercise the vested options.


                 Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

                                                                                               Value of Unexercised,
                       Shares                      Number of Securities Underlying              In-the-Money Options
                    Acquired on        Value        Unexercised Options at FY-End                    at FY-End
Name                Exercise(#)     Realized($)    Exercisable(#)  Unexercisable(#)      Exercisable(1)($)   Unexercisable(1)($)
----                -----------     -----------    --------------  ---------------       -----------------   -------------------
R. Brewer                 0                0         65,000         210,000                $286,406          $925,312

R. Casey            200,000         $630,563        425,000         235,000              $1,166,250          $754,000


E. Grossbard              0                0        227,125          88,750                $439,219          $176,320


J. Newman            40,000         $133,125        132,375          75,000                $324,219          $157,258


J. Lewicki           40,000         $131,937        162,500          74,750                $393,250          $163,234

T. Feldman                0                0         69,208          61,542                $187,494          $145,866
------------------

(1) Based on the fair market value of the Company's Common Stock at December 31, 1998 ($10.375) minus the exercise price of the options.

                       EMPLOYMENT AND SEVERANCE AGREEMENTS

         Richard B. Brewer became the Company's President and Chief Executive Officer in September 1998. Pursuant to the employment offer between Mr. Brewer and the Company, Mr. Brewer is to be compensated at the rate of $400,000 per annum and he received options to purchase 275,000 shares of Common Stock of the Company at an exercise price of $5.97 per share, vesting in annual increments over 4 years, and a restricted stock grant for 100,000 shares ($596,875 value at grant), vesting in equal amounts on the first two anniversaries of Mr. Brewer joining the Company. Both grants were at the current market price of the Company's Common Stock at the time of grant.

         Richard L. Casey retired as the Company's Chairman of the Board and Chief Executive Officer in September 1998. Pursuant to an agreement between Mr. Casey and the Company, Mr. Casey will serve as a consultant to the Company through September 2000, with compensation of $16,667 per month.

                        COMPENSATION COMMITTEE REPORT(1)

         The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines specific compensation policies and levels. In 1998, the Committee was composed of Mr. Armacost, Mr. Du Bain, Dr. Rice, Dr. Sanders and Mr. Step. None of these directors were officers or employees of the Company.

Compensation Philosophy

         The goals of the compensation program are to link compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to build long-term stockholder value. Key elements of this philosophy are:

     o The Company pays competitively with leading biotechnology and other companies with which the Company competes for management or employee talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and sets its compensation parameters based on this review.

     o The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific business goals and to generate rewards that bring total compensation to competitive levels.

     o The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long -term to respond to the Company's business challenges and strategic opportunities as owners as well as employees.
---------
(1) The material in this report and the chart on page 15 is not "Soliciting Material", is not deemed "filed" under the Securities Act of 1933, as amended, or the Exchange Act and is not to be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         The primary components of executive compensation are base salary, annual incentives and long-term equity incentives. Over the last five years, the Committee has not granted a salary increase to the CEO and has only granted modest or no salary increases over the last three years to other executives. These actions reflect the Committee's intent to lower the relative percentage of fixed compensation and increase the relative percentage of pay at risk based on performance.

         The Committee's objective in general is to set each component of executive compensation at the market average when compared to a nationwide survey of the biotechnology industry (the "comparator group"). In 1998, the comparator group contained approximately 300 companies. Many of the companies in the comparator group are included in the Performance Graph included in this Proxy Statement.

         Base Salary. The Committee annually reviews each executive officer's base salary against the base salaries paid for similar positions by companies within the comparator group. A range of salary levels is established by this comparison targeted at the 50th percentile salary for comparable positions. Within this range, the Committee subjectively considers individual factors, including individual performance, level of responsibility, prior experience and breadth of knowledge, as well as competitive pay practices and the extent to which the Company achieved its corporate objectives described in the section below entitled Annual Incentive. From year to year, the relative weighting of the individual components and the corporate performance component may differ from officer to officer, and can be expected to change over time in response to the Company's evolution.

         Annual Incentive. The Employee Incentive Plan, an annual award plan, offers variable pay for officers and other employees of the Company based on the extent to which Company and individual performance objectives are achieved. At the start of each year, the Committee and the full Board of Directors review and approve the annual performance objectives for the Company and individual officers. The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's long-term goal of building stockholder value. For 1998, these objectives included:

     o completing the key development benchmarks for the Company's lead products - NATRECOR(R) hBNP and FIBLAST(R) trafermin - that had been identified for accomplishment in 1998

     o securing commercial partners for certain of the Company's technologies and commercial operations

     o    financial performance related to the Company's cash utilization

     o identifying and developing additional products from the Company's research pipeline as candidates for clinical testing and developing lead compounds for future research and development

         After the end of the year, the Committee evaluates the degree to which the Company has met its objectives and, at the discretion of the Committee, establishes a total incentive award pool under the Employee Incentive Plan. Individual awards are determined by evaluating the Company's overall performance and by evaluating each participant's performance against objectives for the year. The incentive award pool is then allocated based on that assessment. Awards are paid in cash and distributions are made in February following the performance year. In lieu of making cash awards to executives for 1997 performance, the Committee elected to distribute annual incentive awards to executives in the form of additional stock option grants vesting over four years.

         In February 1999, the Committee determined that the Company made significant progress in 1998, and that most of its key corporate objectives were met. Specifically, the Company: filed an NDA in the United States for NATRECOR; completed development of the manufacturing processes for NATRECOR and validated those processes; secured a worldwide commercial partner for NATRECOR which was accomplished through the agreement with Bayer AG; prepared for the launch of NATRECOR; extended its agreement with a third party manufacturer of NATRECOR; advanced another product into development; identified lead targets in discovery research, and met certain financial objectives. The Company was not fully successful in advancing the clinical development of FIBLAST. Based on the Company's performance, the Committee determined the incentive pool available under the Employee Incentive Plan. The Committee then determined the cash incentive award for each of the executives on the Company's corporate management committee reflecting their individual and collective 1998 performance. The Committee exercised its discretion and approved bonuses for members of the corporate management committee that totaled less than the pool available. The former CEO, Mr. Casey, received a prorated award for the nine months during 1998 that he was CEO.

         Long-Term Incentives. The Company's long-term incentive program for officers consists of the 1983 Incentive Stock Option Plan, (expired March 5,
1993), the 1986 Supplemental Stock Option Plan (expired January 16, 1996) and the 1992 Equity Incentive Plan. The option program utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company and to look to achieve the Company's long-term strategic goals. Through option grants, executives receive significant equity incentives to build long-term stockholder value. All grants have been made at or above 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's Common Stock appreciates over the long-term. The size of option grants generally is determined based on competitive practices at companies in the comparator group and the Company's philosophy of significantly linking executive compensation with stockholder interests. In addition, the Committee considers the terms and number of options previously awarded in determining the size of option grants.

         In 1996, 1997 and 1998, the Committee reviewed the equity incentives of executive officers and made additional grants in each year to remain competitive with the comparator group and maintain appropriate long-term incentives for key individuals. These grants will vest during 1998 through 2002. The Committee believes the approach of making grants that vest over an extended time period creates an appropriate focus on longer term objectives and promotes executive retention.

         Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's CEO and to each of the other four most highly compensated executive officers. The Company intends that the long-term incentive compensation paid to these executives will be deductible by the Company under Section 162(m). In 1998, the Board and stockholders approved amendments to the 1992 Equity Incentive Plan intended to meet the requirements of Section 162(m).

Chief Executive Officer Compensation

         In the fall of 1992, the Committee retained Hewitt Associates (an international employee compensation and benefits consulting firm) to conduct a comprehensive review of the base salaries and incentive compensation of executive officers in an appropriate comparator group. Following the Hewitt Associates review, the Committee set Mr. Casey's 1993 base annual salary at $400,000. This amount, in addition to the annual incentive provided by the Employee Incentive Plan, was estimated to provide an annual cash compensation level at the average of the comparator group. For 1994 through 1998, the Committee elected to maintain the CEO's base salary at $400,000. In doing so, the Committee intended to increase the relative portion of the CEO's total compensation that is variable pay based on achievement of the annual corporate objectives and on increases in the Company's stock price. Mr. Casey was compensated in accordance with the foregoing until his retirement in September 1998. In connection with his retirement, Mr. Casey was awarded a prorated bonus equal to his base salary multiplied by 75% of the bonus pool percentage. At the time of his retirement, the Company retained Mr. Casey as a consultant for a period of two years. See "Employment and Severance Agreements" above.

         When Mr. Brewer was hired as President and CEO of the Company in September, 1998, the Committee established his base salary at $400,000 per annum, the same annual salary as Mr. Casey had received. In connection with Mr. Brewer's joining the Company, the Committee agreed to certain other elements of compensation, including the stock options, restricted stock and bonus for 1998 appearing in the Summary Compensation Table and other future benefits described under the caption "Employment and Severance Agreements." The Committee believes Mr. Brewer's compensation is consistent with the special demands of the position, the compensation of chief executive officers in the comparator group and in accord with the compensation philosophy articulated above. See "Compensation Philosophy-Annual Incentive" and "Compensation Philosophy-Long -Term Incentive" above.

Conclusion

         In summary, the Compensation Committee believes that, through the plans and actions described above, a significant portion of the Company's compensation program and, in particular, the program for executive officers, is contingent on Company performance, and that the realization of benefits is closely linked to achievement of key corporate objectives that will produce increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the Company is still in a developmental stage and that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for any particular time period. We will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the Company's business environment.

                                                    COMPENSATION COMMITTEE
                                                    Samuel H. Armacost, Chairman
                                                    Myron Du Bain
                                                    Eugene L. Step
                                                    Donald B. Rice
                                                    Charles A. Sanders






                                PERFORMANCE GRAPH

         The graph below assumes the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S.) and the NASDAQ Pharmaceutical Stocks Index on December 31, 1993. These comparator indices were selected in 1992. The graph below also includes the Russell 2000 Index and the Amex Biotechnology Index. The Company believes these two indices each include companies that are more similar to the Company than the companies in the NASDAQ Stock Market (U.S.) and the NASDAQ Pharmaceuticals Stock Index. The stock price performance shown on the graphs below is not necessarily indicative of future price performance.

                 Comparison of Five Year Cumulative Total Return
                  Among Scios Inc., NASDAQ Stock Market (U.S.),
             NASDAQ Pharmaceutical Stocks Index, Russell 2000 Index
                          and Amex Biotechnology Index

                              Nasdaq Stock        Nasdaq             Russell
     Dates       Scios Inc.   Market (U.S.)       Pharmaceuticals    2000             Amex Biotechnology
     -----       ---------    -------------       ---------------    -------          ------------------

     12/31/93    100.000      100.000             100.000            100.000          100.000
      1/31/94    101.351      118.281              91.842            103.067          104.733
      2/28/94     93.243      117.177              83.574            102.684           94.153
      3/31/94     79.730      109.971              72.698             97.088           79.478
      4/29/94     85.135      108.544              69.773             97.664           75.168
      5/31/94     72.297      108.809              68.831             96.399           81.085
      6/30/94     68.919      104.830              63.455             92.923           69.097
      7/29/94     68.919      106.980              65.375             94.381           68.647
      8/31/94     82.432      113.800              72.469             99.509           83.244
      9/30/94     72.973      113.509              71.469             99.045           78.606
     10/31/94     72.973      115.740              69.026             98.619           72.336
     11/30/94     64.865      111.900              69.331             94.455           73.329
     12/30/94     71.622      112.214              67.084             96.817           70.876
      1/31/95     83.784      112.843              70.798             95.460           69.874
      2/28/95     89.189      118.811              73.472             99.219           71.653
      3/31/95     82.432      122.334              72.422            100.843           66.989
      4/28/95     72.973      126.186              74.456            102.931           69.235
      5/31/95     38.514      129.442              75.395            104.509           67.162
      6/30/95     43.919      139.932              84.228            109.683           77.682
      7/31/95     45.946      150.218              91.480            115.906           84.306
      8/31/95     44.595      153.262             102.300            118.067           95.492
      9/29/95     44.595      156.787             105.244            120.028           98.627
     10/31/95     39.189      155.888             101.302            114.564           90.534
     11/30/95     41.892      159.549             106.385            119.332           94.084
     12/29/95     46.622      158.699             122.722            122.190          115.538
      1/31/96     58.108      159.482             133.452            121.961          124.633
      2/29/96     53.378      165.552             130.874            125.655          119.563
      3/29/96     49.324      166.101             127.685            127.913          116.454
      4/30/96     51.351      179.882             134.277            134.684          129.237
      5/31/96     79.054      188.141             138.823            139.932          134.436
      6/28/96     71.622      179.660             124.029            134.042          121.506
      7/31/96     60.811      163.658             110.568            122.201          100.346
      8/30/96     62.162      172.828             118.580            129.116          111.081
      9/30/96     66.892      186.048             126.865            133.953          120.936
     10/31/96     62.162      183.993             121.139            131.703          114.484
     11/29/96     62.162      195.367             119.411            136.939          116.480
     12/31/96     66.385      195.192             123.079            140.226          124.633
      1/31/97     64.189      209.064             133.429            142.871          143.488
      2/28/97     77.703      197.506             134.288            139.236          141.432
      3/31/97     73.649      184.612             116.886            132.472          120.522
      4/30/97     50.676      190.384             109.958            132.642          113.396
      5/30/97     68.243      211.969             126.527            147.245          128.537
      6/30/97     68.919      218.452             126.180            153.281          123.096
      7/31/97     86.486      241.510             129.780            160.285          119.218
      8/29/97     81.081      241.142             128.240            163.746          131.594
      9/30/97    105.405      255.404             141.556            175.498          152.470
     10/31/97     88.514      242.129             134.322            167.547          146.234
     11/28/97     81.757      243.326             130.203            166.256          142.918
     12/31/97    108.108      239.527             127.185            169.001          140.283
      1/31/98    102.703      246.649             126.277            166.306          135.982
      2/28/98    108.108      269.807             130.412            178.596          138.798
      3/31/98    131.757      279.772             140.149            185.885          150.769
      4/30/98    127.027      284.522             136.692            186.740          151.287
      5/31/98    101.351      268.906             131.989            176.581          139.290
      6/30/98     95.946      287.873             129.894            176.879          126.827
      7/31/98     82.432      284.833             131.016            162.323          119.174
      8/31/98     51.351      228.988             100.358            130.690           90.266
      9/30/98     61.486      260.615             122.918            140.605          120.392
     10/31/98     56.757      271.265             131.013            146.239          141.734
     11/30/98     81.757      297.988             137.381            153.815          141.328
     12/31/98    112.162      336.124             163.202            163.177          159.898


         The graph below reflects the performance of the Company's Common Stock over calendar years 1997 and 1998 (periods which are also included in the five year graph above) as compared to the new comparator indices described above. The graph assumes the investment of $100 in the Company's Common Stock, the Russell 2000 Index and the AMEX Biotechnology Index on December 31, 1996.


                 Comparison of Two Year Cumulative Total Return
                    Among Scios Inc., Russell 2000 Index and
                            Amex Biotechnology Index

                                        Russell        Amex
     Dates          Scios Inc.          2000           Biotechnology
     -----          ----------          -------        -------------
     12/31/96       100.000             100.000        100.000
      1/31/97        96.692             101.886        115.506
      2/28/97       117.048              99.294        113.851
      3/31/97       110.941              94.471         97.018
      4/30/97        76.336              94.592         91.282
      5/30/97       102.799             105.005        103.470
      6/30/97       103.817             109.310         99.090
      7/31/97       130.280             114.305         95.968
      8/29/97       122.137             116.773        105.932
      9/30/97       158.779             175.498        122.736
     10/31/97       133.333             167.547        117.716
     11/28/97       123.155             166.256        115.047
     12/31/97       162.850             169.001        112.926
      1/31/98       154.707             166.306        109.464
      2/28/98       162.850             178.596        111.730
      3/31/98       198.473             185.885        121.367
      4/30/98       191.349             186.740        121.784
      5/31/98       152.672             176.581        112.126
      6/30/98       144.529             176.879        102.094
      7/31/98       124.173             162.323         95.934
      8/31/98        77.354             130.690         72.663
      9/30/98        92.621             140.605         96.914
     10/31/98        85.496             146.239        114.094
     11/30/98       123.155             153.815        113.767
     12/31/98       168.957             163.177        128.716


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         In 1993, the Company formed Guilford Pharmaceuticals Inc. ("Guilford"). Dr. Snyder is a director of Guilford. Until March 9, 1999, the Company owned approximately 7% of the outstanding stock of Guilford.In March 1999, the Company sold substantially all of its holdings in Guilford, reducing its ownership to less than 1% of Guilford's outstanding stock. During 1998, Guilford rented space from the Company, for which it paid $687,511.

         In 1998, in connection with the exercise of a stock option, the Company extended a loan to Mr. Newman in the amount of $137,500. The loan bears interest at the rate of 5.59% per annum and is repayable over four years. The current balance is $103,125. Interest has been paid through March 3, 1999.

         In 1995, Mr. Feldman received a relocation loan in the amount of $275,000 to assist in his move to California as part of the Company's decision to bring the management offices for its commercial operations division to the Company's headquarters. The loan is being forgiven over 5 years of employment. $110,000 was outstanding under the loan as of March 16, 1999.

                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

         Upon recommendation of the Audit Committee, the Board of Directors of the Company appointed PricewaterhouseCoopers LLP to be the Company's independent auditors for the fiscal year ending December 31, 1999.

         Services provided to the Company and its subsidiaries by PricewaterhouseCoopers with respect to the fiscal year ended December 31, 1998 included examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the SEC, and consultations concerning information systems and various tax matters.

         PricewaterhouseCoopers has audited the Company's financial statements annually since the Company's inception in 1982. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting. They do not expect to make a statement, but will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of PricewaterhouseCoopers as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify this selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

         Ratification of the selection of PricewaterhouseCoopers as the Company's independent auditors for fiscal year 1999 will require the affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

The Board of Directors unanimously recommends a vote FOR Proposal 2.

                                  OTHER MATTERS

         The Board of Directors does not know of other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                   STOCKHOLDER PROPOSALS - 2000 ANNUAL MEETING

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting if stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 2, 1999.



                                             By Order of the Board of Directors

                                             JOHN H. NEWMAN
                                             Secretary





March 31, 1999

THE BOARD OF DIRECTORS HOPE THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   DETACH HERE


                                    SCIOS INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 11, 1999

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O          The undersigned hereby appoints Richard B. Brewer and John H. Newman,
X     or  either  of  them,  each  with  full  power of substitution, as proxies
Y of the undersigned, to attend the Annual Meeting of Stockholders of Scios Inc., to be held at the offices of the Company, 2450 Bayshore Parkway, Mountain View, California, on May 11, 1999 at 8:30 a.m. and at any adjournment or postponement thereof, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the meeting.

            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

            Please sign, date and return this proxy in the envelope provided, which requires no postage if mailed in the United States.


                                                             ___________

                                                             SEE REVERSE
             CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
                                                             ___________

                                 DETACH HERE

      PLEASE MARK
/ X / VOTES AS IN
      THIS EXAMPLE

--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------

1. Election of Directors.
NOMINEES: Samuel H. Armacost, Richard B. Brewer, Myron Du Bain, Donald B. Rice, Charles A. Sanders, Solomon H. Snyder, Burton E. Sobel, Eugene L. Step

                        FOR           WITHHELD
                        / /             / /

/ /  __________________________________________
     For all nominees except as noted above


 MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

 MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW / /

2. To ratify the selection of PricewaterhouseCoopers
   LLP as the Company's Independent auditors for
   fiscal 1999.                                       FOR    AGAINST   ABSTAIN
                                                      / /      / /       / /

--------------------------------------------------------------------------------

(Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)



Signature:________________ Date:________ Signature:_________________ Date:_____